INVESTOR PRESENTATION 3rd Quarter, 2008

Forward Looking Statements & Safe Harbor This presentation contains certain statements, estimates and forecasts with respect to future performance and events. These statements, estimates and forecasts are "forward-looking statements". In some cases, forward-looking statements can be identified by the use of forward- looking terminology such as "may," "might," "will," "should," "expect," "plan," "intend," "estimate," "anticipate," "believe," "predict," "potential" or "continue" or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied in the forward-looking statements. As a result, there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate or correct. In light of these risks, uncertainties and assumptions, the future performance or events described in the forward- looking statements in this presentation might not occur. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements that may be made from time to time. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

Executive Summary Direct Insurance Opportunities in U.S. Operations Financial Results and Strength Value Proposition / Conclusion Appendix Agenda

Allied World's Franchise Seven year old franchise with strong results since inception Experienced executive management team Diversified mix of business with operating platforms in Bermuda, Europe and the United States Strong risk management culture Excellent capitalization Significant investment income returns Rated "A" (Excellent) by A.M. Best Well-diversified property and casualty insurer and reinsurer with significant geographic reach

Leverage Diversified Underwriting Operations Pursue Profitable Business Opportunities Capitalize on ability to offer multiple products across global operating platform Focus marketing and distribution efforts on brand awareness and dedication to customer service Maintain lead positions in Bermuda excess casualty and direct property business U.S. - expand specialty business, utilize primary and admitted capabilities and expand program initiative Reinsurance - build U.S. distribution platform to service existing clients and expand reinsurance book Europe - emphasis on U.K. and Western Europe and use of Lloyd's box Expand presence in rest of Europe and Asia Maintain Strong Risk Management Target risks in markets and layers that potentially generate attractive returns Continue to expand multi-dimensional ERM capabilities (recently hired Chief Investment Officer) Manage property catastrophe exposure to a conservative level relative to total capital Maintain conservative investment strategy and prudent reserving practices Our Key Business Strategies

Operating Segments 9/08 YTD GPW - $655m (Proforma including Darwin) Lines General & Product Liability - Specialty insurance products Professional Liability - D&O, employment practices, fiduciary & E&O Healthcare - offer significant industry expertise in both primary and excess coverages Casualty Property Leading direct writer in Bermuda 9/08 YTD GPW - $275m Lines General Property - Physical property and business interruption coverage for commercial risks Energy - Various industries covered including oil and gas production, power generation and petrochemical Reinsurance Flexible reinsurance operation 9/08 YTD GPW- $420m Lines General Casualty Professional Liability Property per risk Property Catastrophe International Accident and Health Marine & Aviation Leading Bermuda player in middle excess layers now joined with niche primary writer

Impact of Recent Events on Allied World A (excellent) rating affirmed by A.M. Best (October 20, 2008) $2.8 billion capital base at September 2008 is same as year end 2007 Sustained book value during 2008 despite turbulent year Strong Q3 operating results Operating income of $102.8 million Premium production up 5% versus Q3 2007 Sub-prime exposure in our book, manageable and well reserved Hurricane Ike and Gustav losses only $71.6 million Manageable investment losses Realized investment losses of $151.9 million for quarter, unrealized losses of $58.8 million Allied World maintains its financial strength despite the financial crisis and recent catastrophe events

"Ready to Capitalize" 2008 Initiatives will allow company take advantage of current market conditions Expanded direct U.S. insurance operating platform Enhanced underwriting talent Expanded presence in New York and Chicago, opened offices in Atlanta and Los Angeles Organized around distribution - AW Brokerage & AW Specialty Acquisition of Darwin Professional Underwriters, Inc. (Darwin) More than doubles size of U.S. operations Improves access to attractive healthcare market Expands technological infrastructure Established U.S. Reinsurance Company Moves closer to "decision makers" Greater access to U.S. regional business Expanded presence in Europe and Asia Opened Swiss office to service direct and reinsurance opportunities Offices in U.K. and Dublin

Insurance Market Dislocation Capacity Strain Dislocation of companies with liquidity, capital and investment issues P&C companies with life insurance operations tend to have higher investment leverage Hurricane Ike and Gustav losses Market Dislocation Government intervention and ownership No significant transactions announced yet Time is not on their side Rating agency pressures Allied World's strong balance sheet, capital base, liquidity and financial strength ratings position us well in a market with significant opportunity

Executive Summary Direct Insurance Opportunities in U.S. Operations Financial Results and Strength Value Proposition / Conclusion Appendix Agenda

General Property Programs Prof. Liability General Casualty Healthcare East 0.11 0.05 0.36 0.1 0.38 Our U.S. Direct Insurance Operation -Building a U.S. - based specialty franchise Business Direct property and casualty insurance for small and middle-market non-Fortune 1000 companies Darwin provides small account primary franchise Significant Healthcare and E&O expertise Organized around distribution Allied World Specialty Allied World Brokerage Provides greater distribution network of brokers and wholesalers in United States Program business initiative Excess & surplus lines (E&S) and admitted capabilities in all 50 states Total GPW = $504 MM 2008 expansion efforts and business realignment increases breadth of product offerings and distribution in the United States

Expanding U.S. Operating Platform Significant infrastructure investments made throughout 2008 Offices in New York, Boston, Connecticut, Chicago, San Francisco, Atlanta and Los Angeles 333 staff count, 60% of Allied World group Dedicated U.S. management team with significant industry experience Enhancements implemented to Allied World's IT platform Darwin increases Allied World's presence in U.S. and significantly enhances operations 10/7/2008 10/8/2008 AW 88 152 Darwin 181

Acquisition of Darwin Professional Underwriters Accelerates Allied World's expansion in the U.S. More than doubles Allied World's presence in the U.S. Acquired healthcare and professional liability books of existing business targeting small accounts that are complementary to Allied World U.S. middle-market insurance strategy Improves cycle management capabilities Darwin's focuses on less price sensitive small account primary casualty business. This provides diversification to Allied World's larger account excess capacity focus Expands Allied World's U.S. distribution network Darwin's strong reputation for innovation Enhanced technology with Darwin's "i-bind(r)" capabilities Deepens management talent Acquisition enhances market profile for U.S. - based specialty casualty operation

Overview of Darwin Five year old U.S. based insurer with strong market identity across three major business lines: Errors and Omissions Medical Malpractice Directors and Officers Demonstrated healthcare expertise across all major lines Proven risk management capabilities Strong reputation for innovative approach to underwriting Advanced technology platform that enhances distribution Proven management and underwriting team Profitable growth since inception Strong balance sheet / conservative reserving philosophy Upgraded to "A" (Excellent) by A.M. Best Darwin is a well established specialty insurer focused on professional liability coverages

12/31/2007 Property 0 Casualty 0 Prop. Reins. 0 Cas. Reins. 0 Prof. Liability 0 E&O 0.48 D&O 0.14 Medical Mal. 0.37 GL 0.01 PRO FORMA 12/31/2007 Property 0.21 Gen. Casualty 0.14 Prop. Reins. 0.05 Cas. Reins. 0.23 Prof. Liability 0.23 Healthcare 0.14 9/08 Combined TTM GPW: $ 1,681mm % Insurance / Reinsurance: 72% / 28% % Property / Casualty: 26% / 74% 9/08 TTM GPW: $ 286mm % Insurance / Reinsurance: 100% / 0% % Property / Casualty: 0% / 100% 12/31/2007 Property 0.25 Casualty 0.17 Prop. Reins. 0.06 Cas. Reins. 0.28 Prof. Liability 0.2 HC 0.05 D&O 0 Medical Mal. 0 Other 0 9/08 TTM GPW: $ 1,395mm % Insurance / Reinsurance: 67% / 33% % Property / Casualty: 31% / 69% Healthcare- Related 62.6% Darwin greatly increases Allied World's access to attractive U.S. professional liability market Diversified and Expanded Business Mix

Executive Summary Direct Insurance Opportunities in U.S. Operations Financial Results and Strength Value Proposition / Conclusion Appendix Agenda

Strong Bermuda Direct Insurance Operation -Allied World's first franchise Operates out of company's Bermuda headquarters Underwrites direct property and casualty risks primarily for U.S. domiciled Fortune 1000 clients Strong diversity of industries covered including manufacturing, financial institutions, energy, chemicals, transportation, real estate, consumer products, medical and healthcare products and construction General Property Energy General Casualty Profess. Liability Healthcare East 0.22 0.12 0.26 0.29 0.11 Total GPW = $472 MM Bermuda Casualty Specializes in insurance products providing coverage for general and product liability, professional liability and healthcare liability risks Insure the second and/or subsequent layers of a policy above the primary layer Bermuda Property Provides direct coverage of physical property and business interruption coverage for commercial property and energy-related risks Focus on the insurance of primary risk layers Meaningful deductible or self-insured retentions

Rated A (Excellent) by A.M. Best Chubb Re began operations in 1998 and developed a profitable book of business which was acquired and expanded by Harbor Point in 2005 Acquired renewal rights from Chubb Re of diversified book of short-tail and long-tail business Management team with track record of generating superior results Strong risk management culture Excellent capitalization and strong financial flexibility Our Reinsurance Operating Platforms -Flexibility to take advantage of opportunities in the marketplace Location: Bermuda Headquarters Business Focus Property catastrophe - North America and International catastrophe risks and select ILW opportunities Property Treaty - Per risk and quota share treaties which protect insurers of residential, commercial and industrial accounts on worldwide basis Specialty - Excess of loss and quota share treaties for accident and health, aviation and workers' compensation catastrophe Allied World Bermuda has been writing reinsurance since 2002 BERMUDA UNITED STATES Allied World Reinsurance Company began writing business in April 2008 Location: New York City Business Focus General Casualty - Proportional and working, intermediate and higher layer excess of loss structures. Principally covering general liability, umbrella, excess casualty, auto liability and some workers' compensation Professional Lines - Broad range of lines covered, including directors and officers, errors and omissions and medical malpractice Property - Some property per risk, inland marine, ocean marine, crop & regional non-aggregating cat Recently opened office in Switzerland to expand geographic presence

Reinsurance Business Renewing Limits-Exposed Casualty Accounts in U.S. Move closer to "decision makers" on year round basis and provide greater access to information (e.g. policy & claim files). Particularly important for North American casualty business Pursue New U.S. Business Opportunities Certain lines including U.S. regional company multi- line business, super regional, middle-market business and stand alone casualty clash business that typically does not find its way to Bermuda marketplace Broader product selection when market conditions improve Expands position in E&S marketplace Sustain Targeted Bermuda Business Property catastrophe, cat exposed property per risk and pro rata business, workers' compensation catastrophe, accident & health, specialty casualty and international Casualty Property Treaty Prof Liab. Internat. Facultative East 0.28 0.17 0.32 0.17 0.06 Total GPW = $465 MM

Business Focus predominantly on property & casualty insurance for large European and international accounts Recent diversification initiative to attract more middle- market non-U.S. domiciled accounts produced in Europe Allied World Assurance Company (Europe) offers full range of casualty & property insurance Allied World Assurance Company (Reinsurance) underwrites facultative property insurance for multi- national corporations worldwide Operations Offices in Dublin, London and Switzerland, recent hiring's in Hong Kong 55 staff count, 10% of Allied World group at 10/31/08 In 2008, launched mergers and acquisitions group, which has specific underwriting capability in transactional solutions including warranty and indemnity, tax liability and special situation / contingent risk insurance General Property Energy General Casualty Profess. Lines East 0.49 0.07 0.18 0.26 Total GPW = $239 MM Expanded Presence in Europe and Asia

Executive Summary Direct Insurance Opportunities in U.S. Operations Financial Results and Strength Value Proposition / Conclusion Appendix Agenda

Financial Highlights Strong Results Through September 2008 Net income - $163.8 million, includes $104.2 million of underwriting income, $226.2 million of net investment income and $152.8 million of realized investment losses Operating Income - $313.9 million, a 19.0% annualized return on average shareholders' equity Combined Ratio - 87.1% which benefited by 23.3 points from net favorable reserve development Cash Flow - $509.9 million from operations Book Value Growth Diluted Book Value Per Share - Increased 2.4% year to date to $43.55 despite impact of unrealized losses in our investment portfolio resulting from widening credit spreads Consistent Performance 10 out of the last 11 quarters with operating income in excess of $100 million and annualized operating return on average equity of 18% or better Leverage Measures Improved Despite Share Acquisition from AIG Acquired $563.4 million in shares from AIG in December 2007 to improve capital position Capital base approached $2.8 billion as of September 30, 2008 Invested asset base of almost $6.5 billion, 80.8% of fixed income portfolio rated AAA Debt / capital ratio of 18.0% at September 30, 2008

Loss & LAE Ratio Expense Ratio Operating Income ($MM) Q1 2006 0.667 0.184 104 Q2 2006 0.589 0.193 112 Q3 2006 0.569 0.2 123 Q4 2006 0.539 0.214 134 Q1 2007 0.579 0.218 120 Q2 2007 0.581 0.219 125 Q3 2007 0.611 0.23 112 Q4 2007 0.582 0.232 118 Q1 2008 0.525 0.257 128 Q2 2008 0.662 0.27 83 Q3 2008 0.647 0.255 103 Strong Underwriting = Consistent Results 85.1% 78.2% 76.9% 75.3% 79.7% 80.0% 84.1% 81.4% 93.2% 78.2% 90.2%

Expanding Operating Platform 2004 2005 2006 2007 September 2008 All Bermuda Companies Average(1) 0.247 0.238 0.263 0.27 0.273 Class of 2001 Average(2) 0.260833333 0.257166667 0.282 0.285 0.294 Allied World 0.194 0.187 0.198 0.225 0.26 1 All Bermuda Companies Average includes Arch, Endurance, Aspen, Platinum, Montpelier, Axis, ACE, XL Capital, Everest Re, Partner Re, Renaissance Re, IPC, Max Re and Argonaut. 2 Class of 2001 Average includes expense ratios for Arch, Endurance, Aspen, Platinum, Montpelier and Axis. 2008 underwriting expense ratio of 26.0% reflects the investment in the expansion of our U.S. operating platform Underwriting Expense Ratios

Investment Income Cumulative operating cash flows Total investments end of period Combined Ratio (ex. Cats) Combined Ratio (with Cats) 2002 0.7 1.6 82 2003 1.8 1.5 101 2004 2.8 1.4 129 113 2005 3.6 1.3 179 192.3 2006 4.4 1.5 240 2007 5.2 1 265.6 9/8/2008 5.7 1 Investment income is driven by strong operating cash flows & growth in invested assets Portfolio Yield 4.4% 3.7% 3.5% 3.9% 4.5% 4.9% 4.8% Paid Loss Ratio 1.0% 8.5% 15.3% 33.8% 38.6% 38.4% 37.8% Net Investment Income Net Investment Income / Net Premiums Earned 2002 81.6 0.188 2003 101 0.087 2004 129 0.097 2005 179 0.14 2006 244 0.195 2007 297.9 0.257 9/8/2008 226.2 0.278 Strong Cash Flows = Increased Asset Base Increased Asset Base = Greater Investment Returns

Conservative, with diversified fixed-income portfolio: 98.5% investment grade fixed income securities 79.6% of fixed income portfolio is rated AAA No exposure to Fannie Mae or Freddie Mac preferred's, CDO's, CLO's, real estate or direct equity investments Portfolio Summary as of 9/30/08 US Treasuries 0.281 Corporate Bonds 0.193 Agency MBS 0.198 Non-Agency RMBS 0.04 CMBS 0.08 Hedge Funds 0.04 Cash 0.08 ABS 0.02 Non-US Sovereign 0.02 Munis 0.01 U.S. Treasuries 28% Corporate Bonds 19% Agency MBS 20% Hedge Funds 4% Cash 12% ABS 2% Non-U.S. Sovereign 2% Munis 1% Total: $6.5B Portfolio Yield: 4.8% Duration: 3.4 Investment Portfolio CMBS 8% Non Agency MBS 4% Top 10 Corporate Exposures as of 9/30/08 ($000's)

2003 2004 2005 2006 2007 9/8/2008 Property 50.2 18.4 71.8 30.3 10 28.4 Casualty 0 43.4 22.7 63.4 71 80 Reinsurance 6.6 17.8 17 12.4 3 48 Total 15 15 15 15 15 15 Reserves 4.3% above mid-point of range at September 30th, 2008 Net favorable reserve development in each of the last 5 years Released $33 million of KRW reserves YTD through September 2008 79.6% of reserves are IBNR Casualty Property Reinsurance Low Estimate 1396.7 327.7 760 Carried 1949.8 390.2 1081.5 High Estimate 2201.9 543.4 1332.8 Net Loss & LAE Reserve Mix at September 30, 2008 3/31/2006 IBNR Casualty 50.9 IBNR Reins 24.6 OSLR Property 7.1 OSLR Reins 7.2 OSLR Casualty 6.1 IBNR Prop 4.4 OSLR Property 7% IBNR Casualty 51% OSLR Casualty 6% IBNR Reinsurance 25% OSLR Reinsurance 7% IBNR Property 4% 9/30/08 Total: $3.4bn Net Prior Year Reserve Releases - (Non-Cat) ($MM) Range of Net Reserves at September 30th, 2008 ($MM) Prudent Reserving Philosophy

Strong Underwriting Results

ALLIED WORLD ASSURANCE COMPANY

- Underwriting performance has been strong since our inception

Historical Loss Ratio's ($000's)

AY	2002	2003	2004	2005	2006	2007	CY Total
CY Original Loss Ratio	70.1%	65.3%	76.5%	105.7%	59.0%	58.8%	
Prior Year Development		4.9%	6.0%	3.9%	8.8%	10.6%	
AY Original Loss Ratio	70.1%	70.2%	82.5%	109.6%	67.8%	69.4%	
2002							
2003	(5,6817)						(56,817)
2004	(26,748)	(52,687)					(79,435)
2005	(8,436)	(45,970)	5,321				(49,085)
2006	(16,474)	(42,714)	(43,346)	(8,184)			(110,718)
2007	6,185	(32,677)	(71,222)	(5,306)	(20,057)		(123,077)
Subsequent Development	(102,290)	(174,048)	(109,247)	(13,490)	(20,057)		(419,419)
Loss Ratio Points	-23.5%	-14.9%	-8.2%	-1.1%	-1.6%		
AY Developed	46.6%	55.3%	74.3%	108.5%	66.2%	69.4%	
Cat Losses			18.1%	34.1%			
AY Developed Ex Cat Losses	46.6%	55.3%	56.2%	74.4%	66.2%	69.4%	

27

Capital Management Our capital management strategy is to preserve sufficient capital to support our business plan and future growth while maintaining conservative financial leverage and earnings coverage ratios Capitalization and strong leverage measures maintained after $563 million acquisition from AIG Ability to draw up to $400 million from our unsecured credit facility $1,920 $2,719 $2,739 $2,139 $2,772 Debt to Capital Ratio 0.00% 26.0% 18.4% 18.2% 18.0% Fixed Charge Coverage - (9.3)x 14.7x 13.4x 6.3x

Executive Summary Direct Insurance Opportunities in U.S. Operations Financial Results and Strength Value Proposition / Conclusion Appendix Agenda

Peer Comparisons - Operating Income ROE Annualized operating return on shareholders equity is calculating by dividing operating income (net income available to common shareholders' excluding net realized investment gains or losses and net foreign exchange gains or losses) by average adjusted shareholders' common equity (shareholders' common equity excluding the average after tax unrealized gains or losses on investments). Operating Return on Equity Combined Ratio (with Cats) RLI 0.166 Navigators 0.111 192.3 Markel 0.104 HCC 0.135 Endurance 0.078 Berkley 0.193 Axis 0.072 Aspen 0.072 Arch 0.169 Allied World 0.19 2006 2007 2 - Year Average Arch 25.8% 25.8% 25.8% Axis 26.1% 24.1% 25.1% Endurance 25.5% 24.1% 24.8% Allied World 25.8% 22.1% 24.0% Berkley 23.9% 21.6% 22.8% Aspen 19.1% 21.5% 20.3% RLI 16.4% 22.1% 19.3% HCC 18.6% 17.4% 18.0% Markel 17.0% 16.7% 16.9% Navigators 14.4% 15.7% 15.1%

Net Premium Leverage Net Reserve Leverage Debt & Preferred / Adjusted Capital Allied World * 0.386 1.234 0.18 Arch 0.707 1.51 0.185 Aspen 0.592 0.984 0.232 Axis 0.532 0.979 0.196 Berkley 1.03 1.996 0.25 Endurance 0.67 1.104 0.238 HCC 0.699 0.856 0.128 Markel 0.681 1.597 0.203 Navigators 0.84 1.26 0.159 RLI 0.631 0.998 0.122 Peer Comparisons - Leverage Operating leverage calculated by adding Net premium leverage (TTM 9/08 NPW / total capital) and net reserve leverage (net loss reserves / total capital). * - Does not include impact of Darwin. Allied World's operating leverage is weighted more towards reserve leverage due to greater percentage of casualty writing. Financial leverage is conservative. 2.22 1.57 1.51 1.77 1.56 2.28 2.10 1.63 1.62 3.03

ROE Target for Current Capital Base Underwriting Leverage Investment Leverage 90% - 95%Combined Ratio(2) Current With Darwin .47x ..60x 2.8x 12.5% -15.0% Targets .75x - .75% - 1.5% Targets - 3.25x 2.0% Illustrative ROE 15.25% - 18.5% Underwriting leverage defined as NPW / shareholders' equity. Investment leverage defined as invested assets / equity Assumes 7.5% current tax rate Based on current investment yield of 4.8% (1) (1) (3)

Conclusion Allied World expects to generate a mid teen ROE, assuming normalized catastrophe activity Strong underwriting franchise diversified by product and geography Experienced executive management team in place Excellent capitalization, strong balance sheet and financial flexibility Significant infrastructure investments made during 2008 Addition of Darwin, strengthens U.S. specialty franchise Well positioned to capitalize on market dislocation Delivered significantly high returns on equity with business plans Current valuation belies history of strong returns

Executive Summary Direct Insurance Opportunities in U.S. Operations Financial Results and Strength Value Proposition / Conclusion Appendix Agenda

Segment Results - YTD September 2008 & 2007

Historical Operating Results

Consolidated Balance Sheets

Non-GAAP Financial Measures In presenting the company's results, management has included and discussed in this press release certain non-GAAP financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. "Operating Income" is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses and foreign exchange gains or losses. The company excludes net realized investment gains or losses and net foreign exchange gains or losses from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. The company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company's results of operations in a manner similar to how management analyzes the company's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. The company has included "diluted book value per share" because it takes into account the effect of dilutive securities; therefore, the company believes it is a better measure of calculating shareholder returns than book value per share. "Annualized Return on Shareholders' Average Equity" ("ROAE") is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. "Annualized operating return on average shareholders' equity" is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average equity explanation above. See slides 39 - 41 for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable GAAP measures.

Non-GAAP Financial Measures - Reconciliations

Non-GAAP Financial Measures - Reconciliations

Non-GAAP Financial Measures - Reconciliations